Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Second Quarter 2022 Results
MIAMI –

July 28,

2022 –

USCB Financial

Holdings, Inc.

(the “Company”)

(NASDAQ:

USCB)
, the

holding company

for U.S.
Century Bank, reported net income of $5.3 million or $0.26 per diluted share for the three months ended

June 30, 2022, compared with
net income of $4.1 million

or $0.64 and $0.13

per diluted share for

Class A and Class

B common stock, respectively, for the same

period
in 2021.

On December

21, 2021,

the Company

agreed to

exchange all

the outstanding

shares of

Class B

common

stock for

Class
A
common stock at a ratio of 1 share of Class A common stock

for each 5 shares of Class B common stock. As of December 31, 2021,

the
Company’s only class of securities issued

and outstanding was Class A common stock.
“Second quarter results demonstrated

continued solid performance by our USCB team members.

Total assets exceeded

$2.0 billion for
the first time,

loans grew

19.9% from June

30, 2021,

our net interest

margin expanded

to 3.37%, operating

expenses remained in

line
with an efficiency ratio of 55.34%, and credit quality remains pristine. We are pleased with our profitability metrics and believe we will be able

to continue

to successfully

execute on

our strategy

that delivers

improved performance

in the

years to

come.” said

Luis de

la
Aguilera, President and Chief Executive Officer.
Unless

otherwise

stated,

all

percentage

comparisons

in

the

bullet

points

below

are

calculated

for

the

quarter

ended

June 30,

2022
compared to the quarter ended June 30, 2021 and annualized where appropriate.
Profitability
•
Annualized return on

average assets for the

quarter ended June 30,

2022 was 1.08%

compared to 0.98%

for the second

quarter of
2021.
•
Annualized

return on

average stockholders’

equity for

the quarter

ended June

30, 2022

was 11.38

%

compared to

9.74% for

the
second quarter of 2021.
•
The efficiency ratio for the quarter

ended June 30, 2022 was 55.34%

an improvement as compared to

62.00% for the second quarter
of 2021.
•
Net interest margin increased to 3.37% for the quarter ended June

30, 2022 compared to 3.14% for the second quarter of 2021.
•
Net

interest

income

before

provision

for

credit

losses

was

$15.6 million

for

the

quarter

ended

June 30,

2022,

an

increase

of
$3.2 million or

25.4% compared to

the second

quarter of 2021.

The increase was

primarily driven

by higher

loan and investment
securities income.
Balance Sheet
•
Total assets were $2.0

billion at June 30, 2022, representing an increase of $349.1 million or

20.9% from June 30, 2021.
•
Total loans were

$1.4 billion at June 30, 2022, representing an increase of $227.6 million or 19.9%

from June 30, 2021.
•
Total deposits were $1.7

billion at June 30, 2022, representing an increase of $299.9 million or 20.8%

from June 30, 2021.
•
Total

stockholders’ equity

was $180.1 million

at June 30,

2022, representing

an increase

of $13.8

million or

8.3% from

June 30,
2021.
Asset Quality
•
The allowance for credit losses increased by $938 thousand to $15.8 million at June 30, 2022 from $14.9 million at June 30, 2021.
•
The allowance for credit losses represented 1.15% of total loans at June 30, 2022 compared to 1.30% at June 30, 2021.

•
Non-performing loans to total loans was 0.00% at June 30, 2022 and

2021.

Non-interest Income and Non-interest Expense
•
Non-interest income was

$1.6 million for

the three months

ended June 30, 2022,

an increase of

$101 thousand or 6.7%

compared
to the same period in 2021.

•
Non-interest expense

was $9.6 million

for the three

months ended June 30,

2022 compared to

$8.7 million for

the same period

in
2021,

an increase of

$877 thousand or

10.1%. The increase

was primarily

driven by higher

salaries and employee

benefits due to
new hires and salary compensation.
Capital
•
The Company and its wholly owned subsidiary, U.S. Century

Bank (the “Bank”), exceeded all regulatory capital requirements and remained significantly above “well-capitalized” guidelines. As of June 30, 2022,
total risk-based capital ratios for

the Company and
the Bank were 13.74% and 13.67%, respectively.
Conference Call and Webcast

The

Company

will host

a

conference

call

on

Friday,

July

29,

2022,

at

9:00

a.m. Eastern

Time

to

discuss

the

Company’s

unaudited
financial

results

for

the

quarter

ended

June 30,

2022.

To

access

the

conference

call,

dial

(866)

374-5140

(U.S.

toll-free)

and

use
conference code 31578788.

Additionally,

interested

parties can

listen to

a live

webcast

of the

call in

the “Investor

Relations” section

of the

Company’s

website
at www.uscentury.com

.

An archived version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial Holdings, Inc.

is the bank holding company for

U.S. Century Bank. Established in 2002,

U.S. Century Bank is one of
the largest community banks headquartered in

Miami, and one of

the largest community banks in

the state of Florida. U.S.

Century Bank
is rated 5-Stars by BauerFinancial, the nation’s leading independent bank rating firm. U.S. Century Bank offers customers a wide range of

financial

products

and

services

and

supports

numerous

community

organizations,

including

the

Greater

Miami

Chamber

of
Commerce, the South

Florida Hispanic Chamber

of Commerce, and

ChamberSouth. For more

information or to

find a banking

center
near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings

release may contain

statements that are

not historical in

nature and are

intended to be,

and are hereby

identified as,

forward-
looking statements for

purposes of the safe

harbor provided by

Section 21E of

the Securities Exchange

Act of 1934,

as amended. The
words “may,”

“will,” “anticipate,” “should,”

“would,” “believe,”

“contemplate,” “expect,”

“aim,” “plan,”

“estimate,” “continue,”

and
“intend,”

as

well

as

other

similar

words

and

expressions

of

the

future,

are

intended

to

identify

forward-looking

statements.

These
forward-looking

statements

include

statements

related

to

our

projected

growth,

anticipated

future

financial

performance,

and
management’s long-term performance goals, as

well as

statements relating to

the anticipated effects

on results of

operations and financial
condition from expected developments or events, or business and growth strategies, including anticipated internal growth.
These forward-looking statements involve significant risks and uncertainties that could cause our actual results to differ materially from
those anticipated in such statements. Potential risks and uncertainties include,

but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
• the continuation of the COVID-19 pandemic and its impact on us, our employees, customers and third-party service providers, and the ultimate extent of the impacts of the pandemic and related government stimulus programs;
•
our ability to successfully manage interest rate risk, credit risk, liquidity risk,

and other risks inherent to our industry;
•
the

accuracy

of

our

financial

statement

estimates

and

assumptions,

including

the

estimates

used

for

our

credit

loss

reserve

and
deferred tax asset valuation allowance;
•
the efficiency and effectiveness of our internal

control environment;
•
our ability to comply with

the extensive laws and

regulations to which we are

subject, including the laws for

each jurisdiction where
we operate;
• legislative or regulatory changes and changes in accounting principles, policies, practices or guidelines, including the effects of the forthcoming implementation of the Current Expected Credit Losses (“CECL”)

standard;
•
the effects of

our lack of

a diversified loan

portfolio and concentration in

the South Florida

market, including the

risks of geographic,
depositor, and industry concentrations, including

our concentration in loans secured by real estate;
• the concentration of ownership of our Class A common stock;
• fluctuations in the price of our Class A common stock;

•
our ability to

fund or access

the capital markets

at attractive rates

and terms and

manage our growth,

both organic

growth as well
as growth through other means, such as future acquisitions;
•
inflation, interest rate, unemployment rate, market, and monetary fluctuations;
•
increased competition and its effect on the pricing of our products and services as well as our interest rate margin;
•
the effectiveness

of our risk management

strategies, including operational

risks, including, but

not limited to, client,

employee, or
third-party fraud and security breaches; and
•
other risks described in this earnings release and other filings we make with the

Securities and Exchange Commission (“SEC”).
All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from

expectations. Therefore, you

are cautioned not

to place undue

reliance on any

forward-looking statements. Further,
forward-looking

statements included

in this

earnings release

are made

only as

of the

date hereof,

and we

undertake no

obligation

to
update or

revise any

forward-looking statement

to reflect

events or

circumstances after

the date

on which

the statement

is made

or to
reflect the occurrence of unanticipated events, unless required to do so under the federal securities

laws. You should also review the risk
factors described in the reports the Company filed or will file with the SEC and, for periods prior to the completion of the bank holding company reorganization in December 2021, the Bank

filed with the FDIC.
Non-GAAP Financial Measures
This earnings

release includes financial

information determined by

methods other than

in accordance with

generally accepted accounting
principles (“GAAP”). This financial

information includes certain

operating performance measures. Management

has included these

non-
GAAP

measures

because

it

believes

these

measures

may

provide

useful

supplemental

information

for

evaluating

the

Company’s
underlying

performance

trends. Further,

management

uses these

measures

in managing

and

evaluating

the

Company’s

business

and
intends to

refer to

them in

discussions about

our operations

and performance.

Operating performance

measures should

be viewed

in
addition

to,

and

not

as

an

alternative

to

or

substitute

for,

measures

determined

in

accordance

with

GAAP,

and

are

not

necessarily
comparable

to non-GAAP measures that

may be presented

by other companies.

To

the extent applicable,

reconciliations of these

non-
GAAP measures to the most directly

comparable GAAP measures can be

found in the ‘Non-GAAP Reconciliation

Tables’ included

in
the exhibits

to this earnings release.
You

should assume that all numbers are unaudited unless otherwise noted.
Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended June 30, Six Months Ended June 30,
2022 2021 2022 2021
Interest income:
Loans, including fees $ 14,053 $ 11,538 $ 27,035 $ 23,406
Investment securities 2,510 1,968 4,839 3,812
Interest-bearing deposits in financial institutions 121 23 152 39
Total interest income 16,684 13,529 32,026 27,257
Interest expense:
Interest-bearing deposits 17 15 33 29
Savings and money markets accounts 615 523 1,166 1,071
Time deposits 271 379 530 933
Federal Home Loan Bank advances 139 138 276 275
Total interest expense 1,042 1,055 2,005 2,308
Net interest income before provision for credit losses 15,642 12,474 30,021 24,949
Provision for credit losses 705 - 705 (160)
Net interest income after provision for credit losses 14,937 12,474 29,316 25,109
Non-interest income:

Service fees 1,083 903 1,983 1,792
Gain (loss) on sale of securities available for sale, net (3) 187 18 249
Gain on sale of loans held for sale, net 22 23 356 987
Loan settlement - - 161 -
Other non-interest income 515 403 1,044 809
Total non-interest income 1,617 1,516 3,562 3,837
Non-interest expense:
Salaries and employee benefits 5,913 5,213 11,788 10,491
Occupancy 1,251 1,411 2,521 2,798
Regulatory assessment and fees 226 195 439 373
Consulting and legal fees 398 373 915 558
Network and information technology services 448 332 835 840
Other operating expense 1,315 1,150 2,665 2,291
Total non-interest expense 9,551 8,674 19,163 17,351
Net income before income tax expense 7,003 5,316 13,715 11,595
Income tax expense 1,708 1,263 3,566 2,761
Net income 5,295 4,053 10,149 8,834
Preferred stock dividend - 754 - 1,535
Net income available to common stockholders $ 5,295 $ 3,299 $ 10,149 $ 7,299
Allocation of net income per common stock class:
(1)

Class A $ 5,295 $ 2,509 $ 10,149 $ 5,551
Class B $ - $ 790 $ - $ 1,747
Per share information:
(1)
Class A common stock
(2)

Net income per share, basic $ 0.26 $ 0.65 $ 0.51 $ 1.43
Net income per share, diluted $ 0.26 $ 0.64 $ 0.50 $ 1.41
Class B common stock
Net income per share, basic $ - $ 0.13 $ - $ 0.29
Net income per share, diluted $ - $ 0.13 $ - $ 0.29
Weighted average shares outstanding:

Class A common stock
(2)
Basic 20,000,753 3,889,469 19,997,869 3,889,469
Diluted 20,171,261 3,933,636 20,192,918 3,933,636
Class B common stock

Basic - 6,121,052 - 6,121,052
Diluted - 6,121,052 - 6,121,052
(1)

For the three and six months ended June 30, 2021,

the allocation of net income available to common stockholders was based on the weighted average shares
outstanding per common share class to the total weighted

average shares outstanding during the period. The income allocation is calculated using the weighted average
shares outstanding of Class B common stock on an as-converted basis (20% per share equivalent to Class A common

stock).

(2)

For the three and six months ended June 30, 2021,

the common stock outstanding, weighted average shares

and net income per share for the Class A common stock
have been adjusted to reflect the 1 for 5 reverse stock split that occurred in June 2021.

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021
Income statement data:
Net interest income $ 15,642 $ 14,379 $ 14,076 $ 13,471 $ 12,474
Provision for credit losses 705 - - - -
Net interest income after provision for credit losses 14,937 14,379 14,076 13,471 12,474
Service fees 1,083 900 961 856 903
Gain (loss) on sale of securities available for sale, net (3) 21 35 (70) 187
Gain on sale of loans held for sale, net 22 334 107 532 23
Gain on sale of other assets - - 983 - -
Loan settlement - 161 - 2,500 -
Other income 515 529 558 399 403
Total non-interest income 1,617 1,945 2,644 4,217 1,516
Salaries and employee benefits 5,913 5,875 5,634 5,313 5,213
Occupancy 1,251 1,270 1,267 1,192 1,411
Regulatory assessment and fees 226 213 93 317 195
Consulting and legal fees 398 517 539 357 373
Network and information technology services 448 387 268 358 332
Other operating expense 1,315 1,350 1,518 1,470 1,150
Total non-interest expenses 9,551 9,612 9,319 9,007 8,674
Net income before income tax expense 7,003 6,712 7,401 8,681 5,316
Income tax expense 1,708 1,858 1,751 2,088 1,263
Net income 5,295 4,854 5,650 6,593 4,053
Preferred stock dividend - - - 542 754
Exchange and redemption of preferred shares - - - 89,585 -
Net income (loss) available to common stockholders $ 5,295 $ 4,854 $ 5,650 $ (83,534) $ 3,299
Allocation of net income (loss) per common stock class:
(1)

Class A $ 5,295 $ 4,854 $ 5,650 $ (77,278) $ 2,509
Class B $ - $ - $ - $ (6,256) $ 790
Per share information:
Class A common stock
(2)

Net income (loss) per share, basic $ 0.26 $ 0.24 $ 0.30 $ (5.11) $ 0.65
Net income (loss) per share, diluted $ 0.26 $ 0.24 $ 0.30 $ (5.11) $ 0.64
Class B common stock
Net income (loss) per share, basic $ - $ - $ - $ (1.02) $ 0.13
Net income (loss) per share, diluted $ - $ - $ - $ (1.02) $ 0.13
Balance sheet data (at period-end):

Cash and cash equivalents $ 83,272 $ 94,113 $ 46,228 $ 69,597 $ 47,117
Securities available-for-sale $ 339,464 $ 392,214 $ 401,542 $ 328,171 $ 395,804
Securities held-to-maturity $ 116,671 $ 122,361 $ 122,658 $ 99,866 $ -
Total securities $ 456,135 $ 514,575 $ 524,200 $ 428,037 $ 395,804
Loans held for investment
(3)
$ 1,372,733 $ 1,258,388 $ 1,190,081 $ 1,176,412 $ 1,145,095
Allowance for credit losses $ (15,786) $ (15,074) $ (15,057) $ (14,900) $ (14,848)
Total assets $ 2,016,086 $ 1,967,252 $ 1,853,939 $ 1,755,011 $ 1,667,005
Non-interest-bearing deposits $ 653,708 $ 656,622 $ 605,425 $ 570,091 $ 555,993
Interest-bearing deposits $ 1,085,012 $ 1,056,672 $ 984,954 $ 914,498 $ 882,783
Total deposits $ 1,738,720 $ 1,713,294 $ 1,590,379 $ 1,484,589 $ 1,438,776
Federal Home Loan Bank advances and other borrowings $ 66,000 $ 36,000 $ 36,000 $ 36,000 $ 36,000
Total liabilities $ 1,836,018 $ 1,775,213 $ 1,650,042 $ 1,553,093 $ 1,500,703
Total stockholders' equity $ 180,068 $ 192,039 $ 203,897 $ 201,918 $ 166,302
Capital ratios:
(4)

Leverage ratio 9.43% 9.47% 9.55% 9.69% 7.91%
Common equity tier 1 capital 12.65% 13.35% 13.70% 13.85% 9.24%
Tier 1 risk-based capital 12.65% 13.35% 13.70% 13.85% 11.44%
Total risk-based capital

13.74% 14.49% 14.92% 15.10% 12.69%
(1)

The allocation of net income (loss) available to common

stockholders was based on the weighted average

shares outstanding per common share class to the total
weighted average shares outstanding during each period. The

income (loss) allocation is calculated using the weighted average shares outstanding of Class B common
stock on an as-converted basis (20% per share equivalent to

Class A common stock).

(2)

The quarter ended June 30, 2021 was adjusted for the

1 for 5 reverse stock split.
(3)

Loan amounts include deferred fees/costs.
(4)

The Company was formed during the quarter ended

December 31, 2021. As such, the capital ratios for Q2

2022, Q1 2022 and Q4 2021 are for the Company and for
Q3 2021 and prior are for the Bank. The Company, as a small bank holding company, is not subject to regulatory capital requirements.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021
Average balance sheet data:
Cash and cash equivalents $ 80,254 $ 99,911 $ 87,819 $ 116,622 $ 108,028
Securities available-for-sale $ 370,933 $ 385,748 $ 374,589 $ 346,407 $ 382,990
Securities held-to-maturity $ 120,130 $ 122,381 $ 114,108 $ 51,238 $ -
Total securities $ 491,063 $ 508,129 $ 488,697 $ 397,645 $ 382,990
Loans held for investment
(1)
$ 1,296,476 $ 1,211,432 $ 1,158,755 $ 1,144,275 $ 1,088,492
Total assets $ 1,968,381 $ 1,913,484 $ 1,828,037 $ 1,741,423 $ 1,660,060
Interest-bearing deposits $ 1,071,709 $ 1,023,844 $ 958,241 $ 912,330 $ 896,271
Non-interest-bearing deposits $ 644,975 $ 626,400 $ 603,735 $ 564,928 $ 535,894
Total deposits $ 1,716,684 $ 1,650,244 $ 1,561,976 $ 1,477,258 $ 1,432,165
Federal Home Loan Bank advances and other borrowings $ 36,330 $ 36,011 $ 36,000 $ 36,000 $ 36,000
Total liabilities $ 1,781,784 $ 1,711,624 $ 1,625,675 $ 1,546,414 $ 1,493,129
Total stockholders' equity $ 186,597 $ 201,860 $ 202,362 $ 195,009 $ 166,931
Performance ratios:
Return on average assets
(2)
1.08% 1.03% 1.23% 1.50% 0.98%
Return on average equity
(2)
11.38% 9.75% 11.08% 13.41% 9.74%
Net interest margin
(2)
3.37% 3.22% 3.19% 3.19% 3.14%
Non-interest income to average assets
(2)
0.33% 0.41% 0.57% 0.96% 0.37%
Efficiency ratio
(3)
55.34% 58.88% 55.74% 50.92% 62.00%
Loans by type (at period end):
(4)
Residential real estate $ 203,662 $ 204,317 $ 201,359 $ 201,124 $ 213,575
Commercial real estate $ 843,445 $ 782,072 $ 704,988 $ 693,469 $ 673,944
Commercial and industrial $ 131,271 $ 134,832 $ 146,592 $ 137,486 $ 155,440
Foreign banks $ 84,770 $ 63,985 $ 59,491 $ 58,839 $ 62,042
Consumer and other

$ 109,250 $ 73,765 $ 79,229 $ 87,515 $ 43,979
Asset quality data:

Allowance for credit losses to total loans 1.15% 1.20% 1.27% 1.27% 1.30%
Allowance for credit losses to non-performing loans - % - % 1,265% 82,778% 74,240%
Non-accrual loans less non-accrual TDRs - - 1,190 - -
Non-accrual TDRs - - - 18 20
Loans- over 90 days past due and accruing - - - - -
Total non-performing loans
(5)
- - 1,190 18 20
Non-performing loans to total loans - % - % 0.10% 0.00% 0.00%
Non-performing assets to total assets - % - % 0.06% 0.00% 0.00%
Net charge-offs (recoveries of) to average loans
(2)
(0.00)% (0.01)% (0.05)% (0.02)% 0.06%
Net charge-offs (recovery of) credit losses (7) (17) (157) (51) 160
Interest rates and yields:
(2)

Loans 4.35% 4.35% 4.32% 4.29% 4.19%
Investment securities

2.04% 1.85% 1.81% 1.86% 2.04%
Total interest-earning assets 3.60% 3.43% 3.41% 3.43% 3.41%
Deposits 0.21% 0.20% 0.21% 0.22% 0.26%
Borrowings and repurchase agreements 1.53% 1.54% 1.51% 1.52% 1.52%
Total interest-bearing liabilities 0.38% 0.37% 0.38% 0.40% 0.45%
Other information:
Full-time equivalent employees 192 190 187 184 183
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same for the dates presented since there were no impaired investments or other
real estate owned (OREO) recorded.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended June 30,
2022 2021
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,296,476 $ 14,053 4.35% $ 1,088,492 $ 11,538 4.19%
Investment securities
(3)
493,352 2,510 2.04% 385,090 1,968 2.04%
Other interest-earnings assets 69,503 121 0.70% 101,134 23 0.09%
Total interest-earning assets 1,859,331 16,684 3.60% 1,574,716 13,529 3.41%
Non-interest-earning assets 109,050

85,344

Total assets $ 1,968,381 $ 1,660,060
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing demand deposits $ 66,349 17 0.10% $ 52,620 15 0.11%
Saving and money market deposits 781,076 615 0.32% 607,752 523 0.35%
Time deposits 224,284 271 0.48% 235,899 379 0.65%
Total interest-bearing deposits 1,071,709 903 0.34% 896,271 917 0.41%
Borrowings and repurchase agreements 36,330 139 1.53% 36,000 138 1.52%
Total interest-bearing liabilities 1,108,039 1,042 0.38% 932,271 1,055 0.45%
Non-interest-bearing demand deposits 644,975

535,894

Other non-interest-bearing liabilities 28,770 24,964
Total

liabilities
1,781,784

1,493,129

Stockholders' equity 186,597 166,931
Total liabilities and stockholders' equity $ 1,968,381

$ 1,660,060

Net interest income $ 15,642 $ 12,474
Net interest spread
(4)
3.22% 2.96%
Net interest margin
(5)
3.37% 3.14%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield on total interest-earning assets minus the average rate on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021
Pre-tax pre-provision ("PTPP") income:
Net income $ 5,295 $ 4,854 $ 5,650 $ 6,593 $ 4,053
Plus: Provision for income taxes 1,708 1,858 1,751 2,088 1,263
Plus: Provision for credit losses 705 - - - -
PTPP income $ 7,708 $ 6,712 $ 7,401 $ 8,681 $ 5,316
PTPP return on average assets:

PTPP income $ 7,708 $ 6,712 $ 7,401 $ 8,681 $ 5,316
Average assets $ 1,968,381 $ 1,913,484 $ 1,828,037 $ 1,741,423 $ 1,660,060
PTPP return on average assets
(1)
1.57% 1.42% 1.61% 1.98% 1.28%

Operating net income:
Net income $ 5,295 $ 4,854 $ 5,650 $ 6,593 $ 4,053
Less: Net gains (losses) on sale of securities (3) 21 35 (70) 187
Less: Tax effect on sale of securities 1 (5) (9) 17 (46)
Operating net income $ 5,297 $ 4,838 $ 5,624 $ 6,646 $ 3,912

Operating PTPP Income:
PTPP income $ 7,708 $ 6,712 $ 7,401 $ 8,681 $ 5,316
Less: Net gains (losses) on sale of securities (3) 21 35 (70) 187
Operating PTPP income $ 7,711 $ 6,691 $ 7,366 $ 8,751 $ 5,129
Operating PTPP return on average assets:

Operating PTPP income $ 7,711 $ 6,691 $ 7,366 $ 8,751 $ 5,129
Average assets $ 1,968,381 $ 1,913,484 $ 1,828,037 $ 1,741,423 $ 1,660,060
Operating PTPP return on average assets
(1)
1.57% 1.42% 1.60% 1.99% 1.24%

Operating return on average assets:
Operating net income $ 5,297 $ 4,838 $ 5,624 $ 6,646 $ 3,912
Average assets $ 1,968,381 $ 1,913,484 $ 1,828,037 $ 1,741,423 $ 1,660,060
Operating return on average assets
(1)
1.08% 1.03% 1.22% 1.51% 0.95%
(1)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
6/30/2022 3/31/2022 12/31/2021 9/30/2021 6/30/2021
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity (GAAP) $ 180,068 $ 192,039 $ 203,897 $ 201,918 $ 166,302
Less: Intangible assets - - - - -
Less: Preferred stock - - - - 24,616
Tangible stockholders' equity (non-GAAP) $ 180,068 $ 192,039 $ 203,897 $ 201,918 $ 141,686
Total shares issued and outstanding (at period-end):
(2)
Class A common shares 20,000,753 20,000,753 19,991,753 18,767,541 3,889,469
Class B common shares - - - 1,224,212 1,224,212
Total common shares issued and outstanding 20,000,753 20,000,753 19,991,753 19,991,753 5,113,681
Tangible book value per common share (non-GAAP)
(3)
$ 9.00 $ 9.60 $ 10.20 $ 10.10 $ 27.71

Operating net income available to common stockholders:
(1)
Net income (GAAP) $ 5,295 $ 4,854 $ 5,650 $ 6,593 $ 4,053
Less: Preferred dividends - - - 542 754
Less: Exchange and redemption of preferred shares - - - 89,585 -
Net income (loss) available to common stockholders (GAAP) 5,295 4,854 5,650 (83,534) 3,299
Add back: Exchange and redemption of preferred shares - - - 89,585 -
Operating net income avail. to common stock (non-GAAP)

$ 5,295 $ 4,854 $ 5,650 $ 6,051 $ 3,299
Allocation of operating net income per common stock

class:

Class A common stock $ 5,295 $ 4,854 $ 5,650 $ 5,598 $ 2,509
Class B common stock $ - $ - $ - $ 453 $ 790
Weighted average shares outstanding:
Class A common stock

Basic 20,000,753 19,994,953 18,913,914 15,121,460 3,889,469
Diluted 20,171,261 20,109,783 19,023,686 15,187,729 3,933,636
Class B common stock
Basic - - - 6,121,052 6,121,052
Diluted - - - 6,121,052 6,121,052
Diluted EPS:
(4) (5)

Class A common stock
Net income (loss) per diluted share (GAAP) $ 0.26 $ 0.24 $ 0.30 $ (5.11) $ 0.64
Add back: Exchange and redemption of preferred shares - - - 5.48 -
Operating net income per diluted share (non-GAAP) $ 0.26 $ 0.24 $ 0.30 $ 0.37 $ 0.64
Class B common stock
Net income (loss) per diluted share (GAAP) $ - $ - $ - $ (1.02) $ 0.13
Add back: Exchange and redemption of preferred shares - - - 1.09 -
Operating net income per diluted share (non-GAAP) $ - $ - $ - $ 0.07 $ 0.13
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

During the quarter ended September 30, 2021, 47,473

shares of Class C preferred stock and 11,061,552 shares of Class D preferred stock were converted into
10,278,072 shares of Class A common stock. Additionally, the Bank closed on the initial public offering of its Class A common stock on July

27, 2021, in which it
issued 4,600,000 shares of Class A common stock. As such,

the total shares issued and outstanding of Class A common stock was 18,767,541 shares at September 30,
2021.
(3)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(4)

During the quarter ended September 30, 2021, basic

net loss per share is the same as diluted net loss per share as the inclusion of all potential common shares
outstanding would have been antidilutive.

(5)

During the quarter ended December 31, 2021, the Company

entered into agreements with the Class B common

shareholders to exchange all outstanding Class B
non-voting common stock for Class A voting common stock

at a ratio of 1 share of Class A common stock for

each 5 shares of Class B non-voting common stock. In
calculating net income (loss) per diluted share for the prior quarters presented, the allocation of operating net income available to common stockholders was based on
the weighted average shares outstanding per common share

class to the total weighted average shares outstanding

during each period. The operating net income
allocation was calculated using the weighted average shares

outstanding of Class B common stock on an as-converted basis.